                                                                   EXHIBIT 10.7

                          INTEGRAL TECHNOLOGIES, INC.
                    EMPLOYEE BENEFIT AND CONSULTING SERVICES
                               COMPENSATION PLAN
                         (AS RESTATED JANUARY 10, 1999)


SECTION 1.        INTRODUCTION

         1.1 Establishment. Effective as provided in Section 17, Integral Technologies, Inc., a Nevada corporation (the "Company"), hereby establishes a restated plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company and its affiliated corporations. Such a plan was originally adopted on December 30, 1996. The plan as restated herein and adopted by the Board of Directors on January 10, 1999, shall be known as the Integral Technologies, Inc. Employee Benefit and Consulting Services Compensation Plan (the "Plan").

         1.2 Purpose. The purpose of the Plan is to promote the best interest of the Company, and its stockholders by providing a means of non-cash remuneration to selected Eligible Participants who contribute most to the operating progress and earning power of the Company.

SECTION 2. DEFINITIONS

         The following definitions shall be applicable to the terms used in the
Plan:

         2.1 "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code).

         2.2 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         2.3 "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. Any Committee Member who is also an Eligible Participant may receive a grant only if he abstains from voting in favor of a grant to himself, and the grant is determined and approved by the remaining Committee Members. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee.

         2.4 "Common Stock" means the Company's $.001 par value voting common stock.

         2.5 "Company" means Integral Technologies, Inc., a Nevada corporation and its subsidiaries.

         2.6 "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

         2.7 "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder.

         2.8 "Fair Market Value" means with respect to Common Stock, as of any date, the closing price of a share of Common Stock as reported on such exchange on which the Company's Common Stock may be listed.

         2.9 "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered or exempt pursuant to Rule 701 of the Securities Act of 1933, as amended (the "Securities Act"), and thus freely tradable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company.

         2.10 "Plan" means this Integral Technologies, Inc. Employee Benefit and Consulting Services Compensation Plan as restated on January 10, 1999.

         2.11 "Unrestricted Stock" means shares of common stock, $.001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradable by virtue of having been registered with the Securities and Exchange Commission ("SEC") under cover of Form S-8, or another appropriate registration statement, or become freely tradable by virtue of Rule 701, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan. The Company is not obligated by this Plan to obtain any required opinions of counsel, or to file any type of registration statement with the SEC on any state of other jurisdiction.

         2.12 "Stock" or "Restricted Stock" means shares of common stock, $.001 par value, of the Company issuable directly under the Plan or underlying a Grant of Option, which shall, upon issuance, be subject to the restrictions set forth in Section 11 hereof.

         Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3. ADOPTION AND ADMINISTRATION OF THE PLAN

         This plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company and its affiliated corporations was originally adopted on December 30, 1996 (the "Plan"). In the absence of contrary action by the Board of Directors, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board of Directors with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding.

SECTION 4. ELIGIBILITY AND AWARDS

         The Committee shall determine at any time and from time to time after the effective date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each option may be exercised, in cash or cancellation of fees for services for which the Company is liable, if applicable, or the value per share if a direct issue of stock; and (iv) the terms on which each option may be granted. Such determination, as may from time to time be amended or altered at the sole discretion of the Committee. Notwithstanding the provisions of Section 3 hereof, no such determination by the Committee shall be final, conclusive and binding upon the Company unless and until the Board of Directors has approved the same; provided, however, that if the Committee is composed of a majority of the persons then comprising the Board of Directors of the Company, such approval by the Board of Directors shall not be necessary.

SECTION 5. GRANT OF OPTION

         Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be set forth in a written agreement (i.e., a Consulting Agreement, Services Agreement, Fee Agreement, or Employment Agreement) or a written Grant of Option in the form attached hereto as Exhibit A and made a part hereof and containing such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

         The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan shall not, on any given date, exceed 15% of the outstanding shares of Common Stock of the Company. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Such Common Stock may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

         7.1 As soon as practicable after the determination by the Committee and approval by the Board of Directors (if necessary, pursuant to Section 4 hereof) of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give notice (written or oral) thereof to each Eligible Participant, which notice may be accompanied by the Grant of Option, if appropriate, to be executed by such Eligible Participant. Upon receipt, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

         7.2 The negotiated cost basis of stock issued directly or the exercise price for each option to purchase shares of Common Stock pursuant to paragraph
7.1 shall be as determined by the Committee, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another. In computing the negotiated direct issue price or the Option exercise price of a share of Common Stock, the Committee shall take into consideration, among other factors, the restrictions set forth in Section 11 hereof.

SECTION 8. PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

         The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or Board Resolution authorizing the share issuance. The terms and/or exercise price so set by the Committee may vary from one Participant to another. In the event that all the Committee approves an Option grant permitting deferred payments, the Participant's obligation to pay for such Common Stock shall be evidenced by a Promissory Note executed by such Participant and containing such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

         The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares, which shall be fully paid and nonassessable upon the issuance thereof (unless a portion or all of the purchase price shall be paid on a deferred basis) shall be represented by a certificate or certificates registered in the name of the Participant and stamped with an appropriate legend referring to the restrictions thereon, if any, as may be set forth in the Grant of Option. Subject to the terms and provisions of the Nevada Business Corporation Act and the Grant of Option to which he is a party, a Participant shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto (except to the extent such Participant defaults under the promissory note, if any, evidencing the deferred purchase price for such shares), provided that such shares shall be subject to the restrictions hereinafter set forth. In the event of a merger or consolidation to which the Company is a party, or of any other acquisition of a majority of the issued and outstanding shares of common stock of the Company involving an exchange or a substitution of stock of an acquiring corporation for common stock of the Company, or of any transfer of all or substantially all of the assets of the Company in exchange for stock of an acquiring corporation, a determination as to whether the stock of the acquiring corporation so received shall be subject to the restrictions set forth in Section 11 shall be made solely by the acquiring corporation.

SECTION 10. RIGHTS OF EMPLOYEES; PARTICIPANTS

         10.1 Employment. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

         10.2 Non-transferability. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Stock Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

SECTION 11. GENERAL RESTRICTIONS

         11.1 Restrictive Legend. All shares of Common Stock issued or issuable under this plan, unless qualified as Unrestricted Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear the following restrictive legend:

         The shares represented by this certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. the shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         11.2 Investment Representations. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         11.3 Compliance with Securities Laws. Each Stock Option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         11.4 Changes in Accounting Rules. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Stock Options, Restricted Stock awards or other Common Stock awards shall occur that, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, or cancel, any then outstanding and unexercised Stock Options, any then outstanding Restricted Stock awards as to which the applicable employment restriction has not been satisfied and any other Common Stock awards.

SECTION 12. WITHHOLDING REQUIREMENT

         The Company's obligations to deliver shares of Common Stock upon the exercise of any Stock Option granted under the Plan or pursuant to any other Common Stock award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements. The Company may, in its sole discretion, withhold the appropriate number of shares of Common Stock from Participant's option exercise to satisfy such tax requirements.

SECTION 13. PLAN BINDING UPON ASSIGNS OR TRANSFEREES

         In the event that, at any time or from time to time, any shares of Common Stock are sold, exchanged, assigned or transferred to any party (other than the Company) pursuant to the provisions of Section 10.2 hereof, such party shall take such shares of Common Stock pursuant to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such shares of Common Stock, such party shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Plan.

SECTION 14. COSTS AND EXPENSES

         All costs and expenses with respect to the adoption, implementation, interpretation and administration of the Plan shall be borne by the Company.

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

         Unless otherwise consented to by the Company in writing or unless otherwise required by law, the shares of Restricted Stock issuable upon exercise of the Option which are held by a Participant shall not be adjusted in any manner for: (i) a subdivision or combination of any of the shares of capital stock of the Company; (ii) a dividend payable in shares of capital stock of the Company; (iii) a reclassification of any shares of capital stock of the Company; or (iv) any other change in the capital structure of the Company.

SECTION 16. PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board, upon recommendation of the Committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify the Plan, including:

                  (a) Increase the total amount of Common Stock that may be awarded under the Plan, except as provided in Section 15 of the Plan;

                  (b) Change the classes of Eligible Employees from which Participants may be selected or materially modify the requirements as to eligibility for participation in the Plan;

                  (c) Increase the benefits accruing to Participants; or

                  (d) Extend the duration of the Plan.

         Any Stock Option or other Common Stock award granted to a Participant prior to the date the Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 11 or
Section 15. The termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his rights under a Stock Option, Restricted Stock Award or other Common Stock award previously granted to him. With the consent of the Participant, the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Stock Options granted under the Plan.

SECTION 17. EFFECTIVE DATE OF THE PLAN

         17.1 Effective Date. The Plan as restated herein is effective as of January 10, 1999.

         17.2 Duration of the Plan. The Plan shall terminate at midnight on December 29, 2001, which is the day before the fifth anniversary of the original Effective Date, and may be terminated prior thereto by action of the Board of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

SECTION 18. BURDEN AND BENEFIT

         The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives.

         Executed as a sealed instrument as of the 10th day of January, 1999.


                                         INTEGRAL TECHNOLOGIES, INC.


                                         By: /s/ William S. Robinson
                                            -----------------------------------
                                               William S. Robinson, Chairman
ATTEST:


William A. Ince
--------------------------------
William A. Ince, Secretary

                                   EXHIBIT A


                                    FORM OF
                        GRANT OF OPTION PURSUANT TO THE
                          INTEGRAL TECHNOLOGIES, INC.
           EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN


         Integral Technologies, Inc., a Nevada corporation (the "Company"), hereby grants to ________________________________ ("Optionee") an option to purchase _________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of US$______ per share (the "Purchase Price") in accordance with and subject to the terms of the Company's Employee Benefit and Consulting Services Compensation Plan. This Grant of Option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the offices of the Company at Suite #3, 1070 West Pender Street, Vancouver, British Columbia, Canada V6E 2N7.

         In the event that Optionee's employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, this Grant of Option shall terminate with respect to any portion of this Grant of Option that has not been validly exercised prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company, and no rights hereunder may be exercised after said date.

         Subject to the preceding paragraph, this Grant of Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the "Expiration Date") by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company's Employee Benefit and Consulting Services Compensation Plan. Any portion of this Grant of Option that is not exercised on or before to the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

         This Grant of Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if this Grant of Option is granted with deferred payment, and the Company has received written notice of such exercise.

         If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event Optionor and Optionee shall have no liability to each other with respect to this Grant of Option.

         This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

         The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Nevada, without regard to its rules concerning conflicts of laws, and


                                                                       PAGE A-1
any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction in Vancouver, British Columbia, Canada.

         The shares of stock issued upon exercise of this Grant of Option (the "Underlying Shares") are not subject to adjustment due to any changes in the capital structure of the Company as set forth in Section 15 of the Plan. Further, the Underlying Shares may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal and/or state securities registration requirements, such as federal Rules 144 or 701.

         IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 19___.


                                         INTEGRAL TECHNOLOGIES, INC.

                                         BY THE BOARD OF DIRECTORS
                                         OR A SPECIAL COMMITTEE THEREOF


                                               NOT FOR EXECUTION
                                         By:
                                            -------------------------------

                                               NOT FOR EXECUTION
                                         By:
                                            -------------------------------

                                               NOT FOR EXECUTION
                                         By:
                                            -------------------------------


OPTIONEE:

NOT FOR EXECUTION

-------------------------------


                                                                       PAGE A-2

GRANT OF OPTION PURSUANT TO THE INTEGRAL TECHNOLOGIES, INC. EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN, RESTATED JANUARY 10, 1999

OPTIONEE:             ___________________
OPTION GRANTED:       _____________ Shares
PURCHASE PRICE:       US$_______ per Share
DATE OF GRANT:        ___________________
EXPIRATION DATE:      ___________________

VESTING SCHEDULE:     OPTION ON
                      #SHARES             DATE VESTED (ASSUMING CONTINUED
                      -------             -----------  EMPLOYEE OR CONSULTANT
                                                       STATUS, ETC.)

                      ----------          -----------

                      ----------          -----------

                      ----------          -----------

                      ----------          -----------

                      ----------          -----------

VESTED OPTIONS EXERCISED TO DATE:            _________ (INCLUDING THIS EXERCISE)
BALANCE OF VESTED OPTIONS TO BE EXERCISED:   _________

===============================================================================

                               NOTICE OF EXERCISE
                (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:      Integral Technologies, Inc. ("Optionor")

         The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, _________ shares of the Common Stock of Integral Technologies, Inc., and herewith makes payment of _______________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of __________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Integral Technologies, Inc. Employee Benefit and Consulting Services Compensation Plan restated January 10, 1999, be delivered to Optionor when and as appropriate.


                                             OPTIONEE:


Dated:
      --------------------------             -----------------------------------


                                                                       PAGE A-3

                        GRANT OF OPTION PURSUANT TO THE
                          INTEGRAL TECHNOLOGIES, INC.
           EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN


         Integral Technologies, Inc., a Nevada corporation (the "Company"), hereby grants to ________________________________ ("Optionee") an option to purchase _________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of US$______ per share (the "Purchase Price") in accordance with and subject to the terms of the Company's Employee Benefit and Consulting Services Compensation Plan. This Grant of Option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the offices of the Company at Suite #3, 1070 West Pender Street, Vancouver, British Columbia, Canada V6E 2N7.

         In the event that Optionee's employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, this Grant of Option shall terminate with respect to any portion of this Grant of Option that has not been validly exercised prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company, and no rights hereunder may be exercised after said date.

         Subject to the preceding paragraph, this Grant of Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the "Expiration Date") by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company's Employee Benefit and Consulting Services Compensation Plan. Any portion of this Grant of Option that is not exercised on or before to the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

         This Grant of Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if this Grant of Option is granted with deferred payment, and the Company has received written notice of such exercise.

         If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event Optionor and Optionee shall have no liability to each other with respect to this Grant of Option.

         This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

         The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Nevada, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction in Vancouver, British Columbia, Canada.

         The shares of stock issued upon exercise of this Grant of Option (the "Underlying Shares") are not subject to adjustment due to any changes in the capital structure of the Company as set forth in Section 15 of the Plan. Further, the Underlying Shares may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal and/or state securities registration requirements, such as federal Rules 144 or 701.

         IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 19___.


                                       INTEGRAL TECHNOLOGIES, INC.

                                       BY THE BOARD OF DIRECTORS
                                       OR A SPECIAL COMMITTEE THEREOF


                                       By:
                                          -----------------------------------
                                           WILLIAM S. ROBINSON


                                       By:
                                          -----------------------------------
                                           WILLIAM A. INCE

OPTIONEE:


-----------------------------------

GRANT OF OPTION PURSUANT TO THE INTEGRAL TECHNOLOGIES, INC. EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN, RESTATED JANUARY 10, 1999

OPTIONEE:             ___________________
OPTION GRANTED:       _____________ Shares
PURCHASE PRICE:       US$_______ per Share
DATE OF GRANT:        ___________________
EXPIRATION DATE:      ___________________

VESTING SCHEDULE:     OPTION ON
                      #SHARES             DATE VESTED (ASSUMING CONTINUED
                      -------             -----------  EMPLOYEE OR CONSULTANT
                                                       STATUS, ETC.)

                      ----------          -----------

                      ----------          -----------

                      ----------          -----------

                      ----------          -----------

                      ----------          -----------

VESTED OPTIONS EXERCISED TO DATE:            _________ (INCLUDING THIS EXERCISE)
BALANCE OF VESTED OPTIONS TO BE EXERCISED:   _________

===============================================================================

                               NOTICE OF EXERCISE
                (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:      Integral Technologies, Inc. ("Optionor")

         The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, _________ shares of the Common Stock of Integral Technologies, Inc., and herewith makes payment of _______________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of __________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Integral Technologies, Inc. Employee Benefit and Consulting Services Compensation Plan restated January 10, 1999, be delivered to Optionor when and as appropriate.


                                             OPTIONEE:


Dated:
      --------------------------             -----------------------------------